UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2022

KIRBY CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	1-7615	74-1884980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Waugh Drive, Suite 1000
Houston, Texas		77007
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 435-1000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	KEX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

On February 3, 2022, as previously disclosed in the Current Report on Form 8-K filed by Kirby Corporation (“Kirby” or the “Company”) with the Securities and Exchange Commission on February 8, 2022, Kirby entered into a Note Purchase Agreement with a group of institutional investors (the “Note Purchase Agreement”) for the issuance of $300 million of unsecured fixed-rate senior notes. The Note Purchase Agreement provides for the issuance by Kirby of $300 million of unsecured fixed-rate senior notes (the “Notes”), consisting of $60 million of 3.46% senior notes (“Series A Notes”) and $240 million of 3.51% senior notes (“Series B Notes”), each due January 19, 2033.

On October 20, 2022, Kirby issued the $60 million of Series A Notes. The remaining $240 million of Series B Notes are scheduled to be issued on January 19, 2023.

No principal payments are required until maturity. Beginning in 2023, interest payments of $5,250,000 will be due semi-annually on January 19 and July 19 of each year, with the exception of the first payment on January 19, 2023, which will be $525,000. The Company intends to use the proceeds from the issuance of the Notes and availability under its revolving credit facility to repay the 3.29% senior unsecured notes due February 27, 2023.

The Note Purchase Agreement contains certain covenants on the part of Kirby, including an interest coverage covenant, a debt-to-capitalization covenant, and covenants relating to liens, asset sales and mergers, among others. The Note Purchase Agreement also specifies certain events of default, upon the occurrence of which the maturity of the Notes may be accelerated, including failure to pay principal and interest, violation of covenants, or default on other indebtedness, among others.

The foregoing summary of the terms of the Note Purchase Agreement is qualified in its entirety by reference to a copy of the Note Purchase Agreement filed as Exhibit 10.1 to the Current Report on Form 8-K filed by Kirby with the Securities and Exchange Commission on February 8, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIRBY CORPORATION

Date:	October 21, 2022	By:	/s/ Raj Kumar
Raj Kumar Executive Vice President and Chief Financial Officer